[logo]  IMS Capital Management, Inc.
        ----------------------------
        Building Wealth WiselyR


                        IMS Capital Value Fund
PROSPECTUS              IMS Strategic Income Fund
August 31, 2004         IMS Strategic Allocation Fund





www.imscapital.com                              The Securities and Exchange
Registered Investment Advisors since 1988       Commission has not approved or
                                                disproved these securities or
                                                determined if this prospectus is
                                                truthful or complete. Any
                                                representation to the contrary
                                                is a criminal offense.

                                TABLE OF CONTENTS


IMS CAPITAL VALUE FUND.........................................................2

    Risk/Return Summary........................................................2

    How the Fund has Performed.................................................4

IMS STRATEGIC INCOME FUND......................................................5

    Risk/Return Summary........................................................5

    How the Fund has Performed.................................................7

IMS STRATEGIC ALLOCATION FUND..................................................8

    Risk/Return Summary........................................................8

    How the Fund has Performed................................................10

FEES AND EXPENSES OF INVESTING IN THE FUNDS...................................12

HOW TO BUY SHARES.............................................................13

HOW TO EXCHANGE SHARES........................................................15

HOW TO REDEEM SHARES..........................................................16

DETERMINATION OF NET ASSET VALUE..............................................17

DIVIDENDS, DISTRIBUTIONS AND TAXES............................................18

MANAGEMENT OF THE FUNDS.......................................................20

OTHER INVESTMENT INFORMATION..................................................20

FINANCIAL HIGHLIGHTS..........................................................23

PRIVACY POLICY................................................................26

FOR MORE INFORMATION..................................................Back Cover

                             IMS CAPITAL VALUE FUND
                               Risk/Return Summary

Investment Objective

     Long-term growth from capital appreciation, dividends and interest.

Principal Strategies

         The Fund invests primarily in the common stocks of mid-sized U.S. companies. The Fund's advisor, IMS Capital Management, Inc., employs a selection process designed to produce a diversified portfolio of companies exhibiting both value and positive momentum characteristics. Value characteristics include a historically low stock price, as well as historically low fundamental ratios such as price to earnings, price to sales, price to book value and price to cash flow. Positive momentum characteristics include positive earnings revisions, positive earnings surprises, relative price strength and other developments that may favorably affect a company's stock price, such as a new product or change in management. The advisor selects stocks based on value characteristics; however, the Fund will not invest in an undervalued stock until it also exhibits positive momentum characteristics.

         The advisor seeks to reduce risk through diversification and through the ownership of undervalued companies, which may be less volatile than overpriced companies whose fundamentals do not support their valuations. Companies selected generally will have total market capitalization of $1 to $15 billion. The advisor seeks mid-cap companies that are well-capitalized, and often globally diversified compared to their peers, and which generally have the resources to weather negative business conditions successfully. The advisor believes mid-cap companies have the potential to deliver the best characteristics of small and large companies - the flexible, innovative, high-growth aspects of small companies, and the proven management, products, liquidity and global diversification of large companies.

         Each stock in the Fund's portfolio must fall into one of the advisor's seven strategic focus areas: healthcare, technology, financial services, communications, entertainment & leisure, consolidating industries and historically defensive industries. The advisor believes that stocks in these focus areas have the potential to produce superior long-term returns. In addition, the advisor carefully diversifies the Fund's holdings to ensure representation in all major broad-based industry sectors as defined by Standard & Poor's, Inc., which are also within the advisor's focus areas.

         The advisor employs a patient approach to the stock selection process, believing that most traditional value managers tend to purchase companies too early. The advisor believes that after a stock experiences a significant decline, it will tend to underperform the market during what the advisor terms its seasoning period, usually 18 to 24 months. Once an undervalued company that falls into one of the advisor's strategic focus areas has been researched and deemed attractive, and has seasoned, the advisor further delays the purchase until the company develops several positive momentum characteristics as described above.

         The Fund typically will sell a security if both of the following occur:
(1) the company exceeds the advisor's target sell price and (2) the company demonstrates that it may be losing positive business momentum. A variety of conditions could result in the sale of a company before it has reached the advisor's target sell price. For example, a major industry-wide change, a significant change in the company's management or direction, or the emergence of a better opportunity within the same industry may result in the sale of a security.

Principal Risks of Investing in the Fund

   |X| Volatility Risk. The Fund invests primarily in equity securities of U.S. companies. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund's portfolio.

   |X| Company Risk. In addition to general market volatility, the value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio.

   |X| Mid Cap Risk. Stocks of mid-capitalization companies are more risky than stocks of larger capitalization companies. Mid-cap companies typically have greater earnings fluctuations and greater reliance on a few key customers than larger companies. Many of these companies are young and have a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies. The prospects for a company or its industry may deteriorate because of a variety of factors, including disappointing operating results or changes in the competitive environment.

    |X| Value Risk. The Fund invests primarily in "value stocks." The market may not agree with the advisor's determination that a stock is undervalued, and the stock's price may not increase to what the advisor believes is its full value. It may even decrease in value.

    |X| Management Risk. The advisor's value-oriented approach may fail to produce the intended results. If the advisor's perception of the value of a company is not realized in the expected time frame, the Fund's overall performance may suffer.

         As with any mutual fund investment, an investment in any of the Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency.

Is the Fund right for you?

The Fund may be a suitable investment for:

o Long-term investors seeking a fund with a value investment strategy.
o Long-term investors seeking growth from capital appreciation, dividends and interest.
o Investors willing to accept price fluctuations in their investment.
o Investors who can tolerate the risks associated with common stocks.

How the Fund has Performed

         The bar chart and performance table below show the historical variability of the IMS Capital Value Fund's returns, which is one indicator of the risks of investing in the Fund. On August 31, 2004, the Fund acquired the assets and liabilities of the IMS Capital Value Fund, a series of AmeriPrime Funds (the "Predecessor Fund"), in a tax-free reorganization. The Fund is a continuation of the Predecessor Fund and, therefore, the bar chart shows changes in the Predecessor Fund's returns from year to year since the inception of the Predecessor Fund. The performance table shows how the Predecessor Fund's average annual total returns compare over time to those of a broad-based securities market index. Of course, the Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

                           Year-by-Year Total Return
                            For Periods Ended 12/31

                6.71% 13.24% 17.78% -4.73% 18.75% -11.14% 56.07%
                1997   1998   1999   2000   2001   2002    2003


         The Fund's year-to-date return as of June 30, 2004 was 7.10%

During the period shown, the highest return for a quarter was 24.34% (2nd quarter, 2003); and the lowest return was -15.31% (3rd quarter 1998).

                                          Average Annual Total Returns for the periods ended 12/31/03

                                                                      One Year        Five Years        Since Inception1
       IMS Capital Value Fund (2)
          Return Before Taxes                                          56.07%           13.07%               13.09%
          Return After Taxes on Distributions(3)                       54.82%           11.54%               11.62%
          Return After Taxes on Distributions and
          Sale of Fund Shares(3)                                       34.59%           10.39%               10.48%
       Russell Mid Cap Value Index
       (reflects no deduction for fees, expenses, or taxes)            38.07%            8.73%               12.85%


1 Inception of the Predecessor Fund, August 5, 1996
2 Average annual total returns do not reflect the sales load, which was eliminated April 23, 2003.
3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                            IMS STRATEGIC INCOME FUND
                               Risk/Return Summary

Investment Objective

     Current income.

Principal Strategies

         The Fund's advisor, IMS Capital Management, Inc., has the flexibility to invest in a broad range of income producing securities in order to produce current income. During periods of historically low interest rates, the advisor intends to invest in securities with less sensitivity to interest rates than those held by the typical bond fund, such as high yield bonds and dividend paying common stock. During periods of historically high interest rates, the advisor intends to invest in securities with more sensitivity to interest rates than those held by the typical bond fund, such as investment-grade corporate bonds and long-term U.S. treasury bonds.

         The Fund invests primarily in fixed income securities. The advisor will allocate the Fund's assets among different fixed income sectors based on its assessment of the relative risks and opportunities. The Fund may focus from time to time in different types of fixed income securities in an effort to obtain the highest available combination of current income and safety of principal. The fixed income securities in which the Fund invests will be primarily investment grade, and may be of any duration and maturity. Because the Fund is non-diversified, the Fund may take larger positions in a small number of companies than a diversified fund.

         At its discretion, the advisor will adjust the Fund's exposure to various types of securities while seeking to exploit opportunities and avoid risks in the market. In addition to bonds, the Fund may invest in other types of income producing securities such as dividend-paying common stocks, preferred and convertible preferred stocks, real estate investment trusts (REITs), open-end and closed-end mutual funds and cash equivalents.

         The advisor analyzes a security's structural features, current pricing, trading opportunities, and the credit quality of its issuer and selects investments that the advisor believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity.


Principal Risks of Investing in the Fund

   |X| Interest Rate Risk. The value of the Fund may fluctuate based upon changes in interest rates and market conditions. As interest rates rise, the value of the income producing instrument may decrease. This risk is greater for long-term debt securities than for short-term debt securities.

   |X| Credit Risk. The Fund is also subject to credit risk, which is the possibility that an issuer of a security will default or become unable to meet its obligation. This risk is greater for securities that are rated below investment grade or that are unrated. Preferred stocks share some of the characteristics of both fixed income and equity investments and are generally preferred over common stocks with respect to dividends and in liquidation.

   |X| Volatility Risk. To the extent the Fund invests in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

   |X| Company Risk. In addition to general market volatility, the value of the Fund may decrease in response to the activities and prospects of an individual company in the Fund's portfolio.

   |X| Real Estate Investment Trusts. To the extent the Fund invests in companies that invest in real estate, such as REITs, the fund may be subject to risk associated with the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market, and with direct ownership of real estate such as: decrease in real estate values, overbuilding, environmental liabilities and increases in operating costs, interest rates and/or property taxes.

   |X| Investment Company Securities. The Fund will invest in other investment companies, including closed end funds, bond funds, money market funds and exchange traded funds. The Fund will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative.

   |X| Management Risk. The strategy used by the advisor may fail to produce the intended results, and you could lose money.

   |X| Non-Diversification Risk. An investment in a non-diversified fund entails greater price risk than an investment in a diversified fund. As a non-diversified fund, the Fund's portfolio may at times focus on a limited number of companies and will be subject to substantially more investment risk and potential for volatility than a diversified fund.

         As with any mutual fund investment, an investment in any of the Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency.

Is the Fund right for you?

The Fund may be a suitable investment for:

o Investors seeking a fund with current income.
o Investors seeking a fund offering the option of monthly dividends paid in cash.
o Investors seeking a fund with less sensitivity to interest rate changes than typical bond funds.
o Investors willing to accept the price and return fluctuations associated with a non-diversified fund.
o Investors seeking to diversify their equity holdings with a portfolio consisting primarily of fixed income securities.

How the Fund has Performed

         The bar chart and performance table below show the historical variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. On August 31, 2004, the Fund acquired the assets and liabilities of the IMS Strategic Income Fund, a series of AmeriPrime Funds (the "Predecessor Fund"), in a tax-free reorganization. The Fund is a continuation of the Predecessor Fund and, therefore, the bar chart shows the Predecessor Fund's returns since the inception of the Predecessor Fund. The performance table shows how the Predecessor Fund's average annual total returns compare over time to those of a broad-based securities market index. Of course, the Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

                              Total Annual Return
                           For Period Ended 12/31/03

                                     13.05%
                                      2003

         The Fund's year-to-date return as of June 30, 2004 was -2.32%

During the period shown, the highest return for a quarter was 10.36% (2nd quarter, 2003); and the lowest return was -1.28% (3rd quarter, 2003).


         Average Annual Total Returns for the periods ended 12/31/03

                                                                      One Year        Since Inception1
       IMS Strategic Income Fund
          Return Before Taxes                                          13.05%              16.46%
          Return After Taxes on Distributions (2)                       9.93%              13.70%
          Return After Taxes on Distributions and
          Sale of Fund Shares (2)                                       7.86%              11.80%
       Merrill Lynch U.S. Corporate Master Index
       (reflects no deduction for fees, expenses, or taxes)             8.31%              11.48%

1 Inception of the Predecessor Fund, November 5, 2002
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                          IMS STRATEGIC ALLOCATION FUND
                               Risk/Return Summary

Investment Objective

   Long-term growth from capital appreciation, dividends and interest.

Principal Strategies

         Based on its assessment of various segments of the market, the advisor will shift the Fund's assets among four broad classes: equities, fixed income, companies that invest in real estate (such as REITs) and cash equivalents. At its discretion, the advisor will also vary the Fund's exposure to value, growth, small-cap, mid-cap and large-cap stocks. The Fund's assets are allocated among asset classes, investment styles and market capitalizations based on the advisor's assessment of the relative opportunities and risks of each category. For example, equity securities have the potential for capital appreciation but they are subject to market volatility, while fixed income securities provide the opportunity for income but they are subject to interest rate risk. The allocation is dynamic and will change as the advisor attempts to exploit opportunities and avoid risks in the markets, risk that include interest rate hikes and/or adverse market movement and/or market behavior, and opportunities such as growth or value opportunities. The Fund may invest in a broad array of securities in order to achieve its investment objectives:

        o Equities, such as common stocks, preferred stocks, REITs, and exchange-traded funds ("ETFs") and other investment companies that invest in equity securities

        o Fixed Income Securities, such as bonds and other debt instruments, including other investment companies that invest in fixed income securities

        o Cash Equivalents, such as short term fixed income securities and money market mutual funds

         Under normal circumstances, the Fund's assets will be primarily invested in U.S. equities covering the following seven categories: large-cap value, mid-cap value, small-cap value, large-cap growth, mid-cap growth, small-cap growth and international stocks. From time to time, the Fund may be fully invested in equity securities or ETFs that invest in equity securities represented by various indices. The advisor has the discretion to hold up to 50% in fixed income securities, up to 25% in REITs and up to 25% in cash equivalents. The fixed income securities in which the Fund invests will be primarily investment grade, and may be of any duration and maturity.

         The Fund's advisor, IMS Capital Management, Inc., employs a top-down asset allocation model designed to produce a portfolio of securities that has the potential to produce superior long-term returns. Changes in allocation may be triggered by changes in the market or the interest rate environment. Individual securities are selected based on the advisor's assessment of the capital appreciation, dividend and interest payments expected from the security, as well as the advisor's assessment of the areas of the market that are and/or will be performing the best. The advisor may purchase securities that have the potential for growth or that are undervalued, depending on its assessment of the opportunities presented by the individual security. Because the Fund is non-diversified, the Fund may take larger positions in a small number of companies than a diversified fund.

Principal Risks of Investing in the Fund

   |X| Allocation Strategy Risk. The asset allocation strategy involves the risk that the advisor may not correctly predict the right times to shift the Fund's assets from one type of asset class, investment style or market capitalization to another.

   |X| Growth Risk. From time to time, the Fund may invest in companies that appear to be growth-oriented companies. Growth companies are companies that the advisor believes will have revenue and earnings that grow faster than the economy as a whole, offering above-average prospects for capital appreciation and little or no emphasis on dividend income. If the advisor's perceptions of a company's growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund's return.

   |X| Value Risk. From time to time, the Fund may invest in "value stocks." The market may not agree with the advisor's determination that a stock is undervalued, and the stock's price may not increase to what the advisor believes is its full value. It may even decrease in value.

   |X| Volatility Risk. The Fund invests primarily in equity securities of U.S. companies. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

   |X| Company Risk. In addition to general market volatility, the value of the Fund may decrease in response to the activities and prospects of an individual company in the Fund's portfolio.

   |X| Mid/Small Cap Risk. Small-cap companies and mid-cap companies have earnings and prospects that are more volatile than larger companies. These companies may experience higher failure rates than do larger companies. The trading volume of the securities of these companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

   |X| Real Estate Investment Trusts. To the extent the Fund invests in companies that invest in real estate, such as REITs, the Fund may be subject to risk associated with the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market, and with direct ownership of real estate such as: decrease in real estate values, overbuilding, environmental liabilities and increases in operating costs, interest rates and/or property taxes.

   |X| Interest Rate Risk. The Fund may fluctuate in value based upon changes in interest rates and market conditions. As interest rates rise, the value of the income-producing instruments may decrease. This risk is greater for long-term debt securities than for short-term debt securities.

   |X| Credit Risk. The Fund is also subject to credit risk, which is the possibility that an issuer of a security will default or become unable to meet its obligation. Preferred stocks share some of the characteristics of both fixed income and equity investments and are generally preferred over common stocks with respect to dividends and in liquidation.

   |X| Management Risk. The strategy used by the advisor may fail to produce the intended results, and you could lose money.

   |X| Non-Diversification Risk. An investment in a non-diversified fund entails greater price risk than an investment in a diversified fund. As a non-diversified fund, the Fund's portfolio may at times focus on a limited number of companies and will be subject to substantially more investment risk and potential for volatility than a diversified fund.

   |X| Investment Company Securities. The Fund will invest in other investment companies, including money market funds and ETFs. The Fund will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company or ETF. Therefore, the Fund will incur higher expenses, many of which may be duplicative.

         As with any mutual fund investment, an investment in any of the Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency.

Is the Fund right for you?

The Fund may be a suitable investment for:

o Investors who want exposure to a broad range of asset classes within the convenience of a single fund.
o Investors who want to hire a professional to shift their assets between different types of investments as market conditions change.
o Investors willing to accept price fluctuations.
o Investors who can tolerate the risks associated with equities, REITs and fixed income securities.
o Long-term investors seeking growth from capital appreciation, dividends and interest.


How the Fund has Performed

         The bar chart and performance table below show the historical variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. On August 31, 2004, the Fund acquired the assets and liabilities of the IMS Strategic Allocation Fund, a series of AmeriPrime Funds (the "Predecessor Fund"), in a tax-free reorganization. The Fund is a continuation of the Predecessor Fund and, therefore, the bar chart shows the Predecessor Fund's returns since the inception of the Predecessor Fund. The performance table shows how the Predecessor Fund's average annual total returns compare over time to those of a broad-based securities market index. The total fees incurred by the Fund are identical to those that were incurred by the Predecessor Fund. Of course, the Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

                              Total Annual Return
                           For Period Ended 12/31/03

                                      25.35%
                                      2003


         The Fund's year-to-date return as of June 30, 2004 was 2.59%

During the period shown, the highest return for a quarter was 16.43% (2nd quarter, 2003); and the lowest return was -6.11% (1st quarter, 2003).

                                          Average Annual Total Returns for the periods ended 12/31/03

                                                                      One Year        Since Inception1
       IMS Strategic Allocation Fund
          Return Before Taxes                                          25.32%              17.79%
          Return After Taxes on Distributions (2)                      24.85%              17.46%
          Return After Taxes on Distributions and
          Sale of Fund Shares (2)                                      15.41%              14.12%
       S&P 500 Index
       (reflects no deduction for fees, expenses, or taxes)            28.66%              20.56%

1 Inception of the Predecessor Fund, November 5, 2002
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                   FEES AND EXPENSES OF INVESTING IN THE FUNDS


         The tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.

       Shareholder Fees                                        Capital              Strategic               Strategic
                                                              Value Fund         Allocation Fund           Income Fund
       (fees paid directly from your investment)
       Maximum Sales Charge (load) Imposed on Purchases          NONE                 NONE                     NONE
       Maximum Deferred Sales Charge (load)                      NONE                 NONE                     NONE
       Redemption Fee1                                          0.50%                 0.50%                   0.50%

        Annual Fund Operating Expenses                          Capital             Strategic              Strategic
                                                              Value Fund         Allocation Fund          Income Fund
        (expenses deducted from Fund assets)
        Management Fees                                          1.26%                1.26%                  1.26%
        Distribution (12b-1) Fees                                NONE                 NONE                   NONE
        Other Expenses                                           0.34%                0.93%                  0.37%
        Total Annual Fund Operating Expenses                     1.60%                2.19%                  1.63%
        Fee Waiver and Expense Reimbursement2                    0.12%                0.23%                  0.00%
        Net Expenses (after fee waiver and expense               1.48%                1.96%                  1.63%
        reimbursement)

1 If you redeem your shares within 90 days of purchase you will be charged a 0.50% redemption fee. However, there is no redemption fee if you redeem your shares after the 90-day period. Exceptions may be granted to shareholders at the discretion of the investment advisor. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

2 The advisor contractually has agreed to reimburse expenses of each Fund to maintain total expenses, excluding brokerage costs, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses), at 1.48% of net assets with respect to the Capital Value Fund, and 1.96% with respect to the Strategic Allocation Fund and the Strategic Income Fund through the fiscal year ending June 30, 2006. With respect to the Strategic Allocation Fund and the Strategic Income Fund, any waiver or reimbursement of organizational or operating expenses by the advisor is subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which such waiver or reimbursement occurs, if the Fund is able to make the payment without exceeding the above-described expense limitations.

Example:

         The example below is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual funds prospectuses: a $10,000 initial investment for the time periods indicted, reinvestment of dividends and distributions, 5% annual total return, constant operating expenses (except for reimbursements reflected in the first three years), and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your costs will be:

          ----------------------------- -------------------------- -------------------------- --------------------------
                                                Capital                   Strategic                  Strategic
                                               Value Fund               Allocation Fund              Income Fund
          ----------------------------- -------------------------- -------------------------- --------------------------
           1 Year                                 $151                       $199                       $199
          ----------------------------- -------------------------- -------------------------- --------------------------
          3 Years                                 $481                       $632                       $580
          ----------------------------- -------------------------- -------------------------- --------------------------
          5 Years                                 $848                     $1,109                       $950
          ----------------------------- -------------------------- -------------------------- --------------------------
          10 Years                              $1,879                     $2,426                     $1,990
          ----------------------------- -------------------------- -------------------------- --------------------------

                                HOW TO BUY SHARES


         To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: when you open an account with us, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

Initial Purchase

         The minimum initial investment in each Fund is $5,000 ($2,000 for IRAs & UGMAs). The advisor may waive these minimums at its discretion, including for accounts participating in an automatic investment program. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

   By Mail

     You may make your initial investment by following these steps:

     o Complete and sign the investment application form that accompanies this Prospectus;

     o  Draft a check (subject to the minimum amounts) made payable to IMS
        Funds;

     o  Mail the application and check to:

        U.S. Mail:                               Overnight:

        IMS FUNDS                                IMS FUNDS
        c/o Unified Fund Services, Inc.          c/o Unified Fund Services, Inc.
        P.O. Box 6110                            431 North Pennsylvania Street
        Indianapolis, Indiana 46206-6110         Indianapolis, Indiana 46204

By Wire

         You may also purchase shares of the Funds by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Unified Fund Services, Inc., the Funds' transfer agent, at (800) 934-5550 to obtain instructions on how to set up your account and to obtain an account number. Then, provide your bank with the following information for purposes of wiring your investment:

         Huntington Bank, N.A.
         ABA #044000024
         Attn: IMS FUNDS
         D.D.A.# 01892281104
         Account Name                            (Write in shareholder name)
                      ----------------------------
         For the Account #                       (Write in account number)
                           -----------------------

         You must provide a signed application to Unified Fund Services, Inc. at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Funds, the custodian and the transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Funds. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Funds or the transfer agent. There is presently no fee for the receipt of wired funds, but the Funds may charge shareholders for this service in the future.

Additional Investments

         Minimum subsequent investments are $100, which may be waived at the advisor's discretion. You may purchase additional shares of the Funds, at any time by mail, wire or automatic investment. Each additional mail purchase request must contain:

       -    your name                     -   the name on your account(s)
       -    your account number(s)        -   a check made payable to IMS  Funds

         Checks should be sent to the IMS Funds at the address listed in the "How to Buy Shares" section. Please designate the Fund(s) in which you are investing. A bank wire should be sent as outlined under the heading "Initial Purchase -- By Wire" in this prospectus.

Automatic Investment Plan

         You may make regular investments in the Funds with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax-Sheltered Retirement Plans

         Since the Funds are oriented to longer-term investments, the Funds may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans

("IRAs"); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodian fees for your IRA by redemption of sufficient shares of the Funds from the IRA unless you pay the fees directly to the IRA custodian. Call the transfer agent about the IRA custodial fees.

Other Purchase Information

         The Funds may limit the amount of purchases and refuse to sell to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Funds. If you are already a shareholder, the Funds can redeem shares from any identically registered account in the Funds as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Funds. Checks must be made payable to the Funds. The Fund and its servicing agent reserve the right to refuse third party checks, cashier checks, counter checks, travelers checks, money orders, and credit card checks without proper identification. Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee must utilize a New Technology Medallion stamp.

         Each Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept purchase and sell orders on its behalf. Each Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund's transfer agent.

                             HOW TO EXCHANGE SHARES


         You may exchange your shares of one IMS Fund for shares of another IMS Fund. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. You may call the transfer agent at (800) 934-5550 to exchange shares. An exchange may also be made by written request signed by all registered owners of the account mailed to the address listed in the "How to Buy Shares" section. Requests for exchanges received prior to close of trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time) will be processed based on the next determined net asset value ("NAV") as of the close of business on the same day.


         An exchange is made by selling shares of one Fund and using the proceeds to buy shares of another Fund, with the NAV for the sale and the purchase calculated on the same day. An exchange results in a sale of shares for federal income tax purposes. If you make use of the exchange privilege, you may realize either a long-term or short-term capital gain or loss on the shares sold.

         Before making an exchange, you should consider the investment objective of the Fund to be purchased. If your exchange creates a new account, you must satisfy the requirements of the Fund in which shares are being purchased. You may make an exchange to a new account or an existing account; however, the account ownership must be identical. Exchanges may be made only in states where an exchange may legally be made. It is your responsibility to obtain and read the prospectus of the Fund in which shares are being purchased before you make an exchange. The Funds reserve the right to terminate or modify the exchange privilege at any time.

                              HOW TO REDEEM SHARES

         You may receive redemption payments in the form of a check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodian charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your account by redemption of shares. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

        By Mail - you may redeem any part of your account in the Funds at no charge by mail.

        Your request should be addressed to:

         U.S. Mail:                         Overnight:

         IMS FUNDS                          IMS FUNDS
         c/o Unified Fund Services, Inc.    c/o Unified Fund Services, Inc.
         P.O. Box 6110                      431 North Pennsylvania Street
         Indianapolis, Indiana 46206-6110   Indianapolis, Indiana 46204

         Your request for a redemption must include your letter of instruction, including the Fund's name, account number, account name(s), and the dollar amount or numbers of shares you wish to redeem. Requests to sell shares are processed at the net asset value next calculated after we receive your order in proper form. To be in proper form, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Funds may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Funds may also require that signatures be guaranteed for redemptions of $100,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at (800) 934-5550 if you have questions. At the discretion of the Funds or the Funds' transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to ensure proper authorization.

         By Telephone - you may redeem any part of your account (up to $100,000) in the Funds by calling the transfer agent at (800) 934-5550. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Funds, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

         The Funds or the transfer agent may terminate the telephone redemption and exchange procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Funds, although neither the Funds nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Funds by telephone, you may request a redemption or exchange by mail.

         Additional Information - If you are not certain of the requirements for a redemption, please call the transfer agent at (800) 934-5550. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. You may be assessed a fee if the Funds incur bank charges because you request that a Fund re-issue a redemption check. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission), the Funds may suspend redemptions or postpone payment dates.

         Because the Funds incur certain fixed costs in maintaining shareholder accounts, a Fund may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $5,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of each Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate a Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult a tax adviser.

                        DETERMINATION OF NET ASSET VALUE


         The price you pay for your shares is based on the applicable Fund's net asset value per share ("NAV"). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of the shares outstanding.

         Each Fund's assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued by the advisor at their fair value, according to procedures approved by the Board of Trustees.

         Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES


         The following discussion reflects the recent enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act").

      Dividends and Distributions. Each Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. The Strategic Income Fund will distribute its net investment income and certain short-term capital gains monthly. The Value Fund and the Strategic Allocation Fund expect that their distributions will consist primarily of capital gains. The Strategic Income Fund expects that its distributions will consist primarily of income.

      Taxes. Investment income distributed by a Fund generally will consist of interest income and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income except as described in the table below. However, as discussed below, the 2003 Tax Act made certain changes in the taxation of "qualified dividend income" and long-term capital gains to non-corporate taxpayers. Dividends normally will be distributed by the Capital Value and Allocation Funds on an annual basis. Dividends normally will be distributed by the Income Fund on a monthly basis.

      The Funds typically distribute net capital gains to shareholders at least once a year, although the Strategic Income Fund may distribute certain short-term capital gains monthly. Capital gains are generated when a Fund sells its assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the asset sold. Distributions of gains recognized on the sale of assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of assets held longer than one year are taxed at lower capital gains rates. If a Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

      Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the applicable Fund automatically will be invested in additional Fund shares. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash.

      You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

      Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund's shareholders. These transactions typically create the following tax liabilities for taxable accounts:

Summary of Certain Federal Income Tax Consequences for Taxable Accounts

Type of Transaction                                        Tax Status

Qualified dividend income                                  Generally maximum 15% on non-corporate taxpayers

Net short-term capital gain distributions                  Ordinary income rate

Net long-term capital gain distributions                   Generally maximum 15% on non-corporate taxpayers*

Sales of shares                                            Gains taxed at generally maximum 15%
(including redemptions) owned                              on non-corporate taxpayers*
more than one year

Sales of shares                                            Gains are taxed at the same rate as ordinary
(including redemptions) owned                              income; losses are subject to special rules
for one year or less

*For gains realized between May 6, 2003 and December 31, 2008.

      Under the 2003 Tax Act, effective for taxable years after December 31, 2002 through December 31, 2008, designated income dividends paid by a Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from the Fund's investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that a Fund has ordinary income from the investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

      If shares of a Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.

      If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 30% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 30% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

                             MANAGEMENT OF THE FUNDS

     IMS Capital Management, Inc., 8995 S.E. Otty Road, Portland, Oregon 97266, serves as investment advisor to the Funds. IMS Capital Management, Inc. is an independent investment advisory firm that has been managing equity and fixed income portfolios for a select group of clients since 1988. The advisor currently manages accounts for institutions, retirement plans, individuals, trusts and small businesses, both taxable and non-taxable.

         Carl W. Marker has been primarily responsible for the management of each Fund since the inception of each Predecessor Fund. Mr. Marker has served as the advisor's chairman, president and primary portfolio manager since 1988, and began privately managing individual portfolios in 1981. Mr. Marker, who graduated from the University of Oregon, previously worked for divisions of both General Motors and Mercedes-Benz as a financial systems analyst before founding IMS Capital Management, Inc.

         Arthur Nunes joined IMS Capital Management as co-portfolio manager of the IMS Strategic Allocation Fund in June, 2003. Mr. Nunes has over 20 years of experience providing portfolio management and financial advisory services. From March 1995 to May 2003, Mr. Nunes was employed as a portfolio manager with RBC Dain Rauscher. Mr. Nunes earned a Bachelor of Science degree in Engineering from Ohio State University, and the Certified Financial Planner (CFP) designation in 1987.

         For its advisory services, each Fund pays the advisor a fee equal to 1.26% of its average daily net assets. The advisor contractually has agreed to reimburse expenses of each Fund to maintain total Fund expenses, excluding brokerage costs, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expense, at 1.48% of net assets with respect to the Capital Value Fund, and 1.96% with respect to the Strategic Allocation Fund and the Strategic Income Fund through June 30, 2006. With respect to the Strategic Allocation Fund and the Strategic Income Fund, any waiver or reimbursement of organizational or operating expenses by the advisor is subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which such waiver or reimbursement occurs, provided the Fund is able to make the payment without exceeding the above-described expense limitations.

         The advisor (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.


                          OTHER INVESTMENT INFORMATION

General

         Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. For example, a Fund may hold all or a portion of its assets in money market instruments, securities of no-load mutual funds or repurchase agreements. If a

Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, a Fund may not achieve its investment objective.

The investment objective and strategies of each Fund may be changed without shareholder approval.

Real Estate Investment Trusts

         A REIT is a corporation or business trust that invests substantially all of its assets in interests in real estate. Equity REITs are those that purchase or lease land and buildings and generate income primarily from rental income. Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value. Mortgage REITs are those which invest in real estate mortgages and generate income primarily from interest payments on mortgage loans. Hybrid REITs generally invest in both real property and mortgages. Real estate-related equity securities also include those insured by real estate developers, companies with substantial real estate holdings (for investment or as part of their operations), as well as companies whose products and services are directly related to the real estate industry, such as building supply manufacturers, mortgage lenders or mortgage servicing companies. Risks associated with REIT investments include the fact that equity and mortgage REITs are dependent upon specialized management skills and are not fully diversified. These characteristics subject REITs to the risks associated with financing a limited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended.

Exchange Traded Funds.

         Each Fund may invest in exchange-traded funds including S&P Depositary Receipts ("SPDRs"), S&P Sector SPDRs, iShares, streetTRACKS, HOLDRs and other security baskets. SPDRs are exchange traded shares that represent ownership in the SPDR Trust, an investment company that was established to own the stocks included in the S&P 500 Index. S&P Sector SPDRs are similar investment companies that own the stocks included in various sector indexes. The price and dividend yield of SPDRs and S&P Sector SPDRs track the movement of the appropriate S&P index relatively closely. There are other exchange traded funds, such as iShares and streetTracks, that own the stocks in various sector indexes. HOLDRs are a fixed basket of approximately twenty stocks of companies in a particular industry, sector or other group. These groups include biotech, business-to-business, internet, pharmaceutical, retail and telecommunications HOLDRs, among others.

         Each Fund may also invest in various sector exchange traded funds such as the Basic Industries Select Sector Index, Consumer Services Select Sector Index, Consumer Staples Select Sector Index, Cyclical/Transportation Select Sector Index, Energy Select Sector Index, Financial Select Sector Index, Industrial Select Sector Index, Technology Select Sector Index, or Utilities Select Sector Index. Additionally, each Fund may invest in new exchange traded shares as they become available.

Options

         Up to 10% of each Fund's net assets may be invested in purchases of put and call options involving individual securities and market indices. Each Fund may purchase put options and sell covered call options on equity securities and securities indexes, in an effort to capture gains from a decline in those securities and as a hedge against adverse market conditions. The advisor may use the purchase of call options or sale of covered put options as additional tools for participating in upward price movements.

         When a Fund buys a call option on a security or an index, it has the right to any appreciation in the value of the security or index over a fixed price (known as the exercise price) any time up to a certain date in the future (the "expiration date"). In return for this right, the Fund pays the current market price for the option (known as the option premium). If an increase in the value of the security or index causes the option to increase in value to a level that is higher than the option premium the Fund paid, the Fund will profit on the overall position. When a Fund writes (sells) a call option, the Fund receives the option premium, but will lose money if an increase in the value of the security or index causes the Fund's costs to cover its obligations upon exercise to increase to a level that is higher than the option premium the Fund received. Each Fund will sell a call option only if the obligation taken on by the sale of the call is "covered," either 1) by owning the underlying security or (for an option on a stock index) will hold a portfolio of securities substantially replicating the movement of the index, 2) by maintaining cash equal to the current market price of the security or index, 3) by owning another call option on the same underlying security or index with the same or a later expiration date and the same or a lower strike price, or 4) by owning another call option on the same underlying security or index with the same or a later expiration date and a higher strike price in addition to cash equal to the difference between the strike price of the sold call and the strike price of the purchased call.

         When a Fund buys a put option on a security or an index, it has the right to receive a payment based on any depreciation in the value of the security or index below the exercise price. The Fund will profit on the overall position if a decrease in the value of the security or index causes the option to increase in value to a level that is higher than the option premium the Fund paid. When a Fund writes (sells) put options, the Fund receives the option premium, but will lose money if a decrease in the value of the security or index causes the Fund's costs to cover its obligations upon exercise to increase to a level that is higher than the option premium the Fund received. Each Fund will sell a put option only if the obligation taken on by the sale of the put is "covered," either 1) by maintaining cash equal to the amount necessary to purchase the underlying security if exercised, 2) by owning another put option with the same or a later expiration date and the same or a higher strike price, or 3) by owning another put option with the same or a later expiration date and a lower strike price in addition to cash equal to the difference between the strike price of the sold put and the strike price of the purchased put.

                              FINANCIAL HIGHLIGHTS

         The following tables are intended to help you better understand the financial performance of each Fund. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in a Fund (including the Predecessor Fund), assuming reinvestment of all dividends and distributions. This information for the year and period ended June 30, 2004 has been audited by Cohen McCurdy Ltd., whose report, along with each Predecessor Fund's financial statements, is included in the Predecessor Fund's annual report, which is available upon request. Information for all other years was audited by the Funds' previous auditors.

IMS Funds
Financial Highlights
For a share outstanding throughout the period                                         IMS Capital Value Fund
                                                                      Year ended        Year ended       Year ended       Year ended
                                                   Year ended          June 30,          June 30,         June 30,        June 30,
                                                  June 30, 2004          2003              2002             2001             2000
                                                  --------------      ------------     -------------    -------------     ----------

Selected Per Share Data

Net asset value, beginning of period               $   14.05           $  11.93         $  13.87         $  13.91          $  14.56
                                                  --------------      ------------     -------------    -------------     ----------
Income from investment operations

  Net investment income/(loss)                         (0.10)  (a)        (0.04)            0.04            (0.05)            (0.05)
  Net realized and unrealized gain/(loss)               4.48               2.21            (0.19)            0.50              0.88
                                                  --------------      ------------     -------------    -------------     ----------
Total from investment operations                        4.38               2.17            (0.15)            0.45              0.83
                                                  --------------      ------------     -------------    -------------     ----------
Less Distributions to shareholders:

  From net investment income                               -              (0.03)               -                -                 -
  From net realized gain                               (0.48)                 -            (1.79)           (0.49)            (1.48)
  From return of capital                                   -              (0.02)               -                -                 -
                                                  --------------      ------------     -------------    -------------     ----------
Total distributions                                    (0.48)             (0.05)           (1.79)           (0.49)            (1.48)
                                                  --------------      ------------     -------------    -------------     ----------

Paid in capital from redemption fees                       -   (b)            -                -                -                 -
                                                  --------------      ------------     -------------    -------------     ----------


Net asset value, end of period                     $   17.95           $  14.05         $  11.93         $  13.87          $  13.91
                                                  ==============      ============     =============    =============     ==========

Total Return (c)                                       31.46%             18.28%           -1.05%            3.72%             6.39%

Ratios and Supplemental Data

Net assets, end of period (000)                      $ 88,475          $ 31,405        $   17,144       $  11,488          $ 11,585

Ratio of expenses to average net assets                 1.59%              1.59%            1.59%            1.59%             1.59%
Ratio of expenses to average net assets
   before waiver & reimbursement                        1.60%              2.05%            2.23%            2.28%             2.08%
Ratio of net investment income/(loss) to
   average net assets                                  (0.60)%            (0.34)%           0.29%           (0.39)%          (0.36)%
Ratio of net investment income/(loss) to
   average net assets before waiver &
reimbursement                                          (0.61)%            (0.79)%          (0.35)%          (1.09)%          (0.84)%

Portfolio turnover rate                                46.69%             44.72%           33.40%           77.87%            75.69%

(a) Net investment loss per share is based on average shares outstanding during the year.
(b)   Redemption fees resulted in less than $0.01 per share.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

IMS Funds
Financial Highlights
For a share outstanding throughout the period
                                                                                 IMS Strategic Allocation Fund

                                                                               Year ended               Period ended
                                                                             June 30, 2004            June 30, 2003 (a)
                                                                           ------------------      -------------------

Selected Per Share Data

Net asset value, beginning of period                                           $  10.56               $    10.00
                                                                           ------------------      -------------------
Income from investment operations

  Net investment (loss)                                                           (0.15)   (b)             (0.05)
  Net realized and unrealized gain/(loss)                                          2.00                     0.61
                                                                           ------------------      -------------------
Total from investment operations                                                   1.85                     0.56
                                                                           ------------------      -------------------
Less Distributions to shareholders:

  From net realized gain                                                          (0.11)                       -
                                                                           ------------------      -------------------
Total distributions                                                               (0.11)                       -
                                                                           ------------------      -------------------

Paid in capital from redemption fees                                                  -     (c)                -
                                                                           ------------------      -------------------

Net asset value, end of period                                                 $  12.30               $    10.56
                                                                           ==================      ===================

Total Return (d)                                                                  17.60%                    5.60%  (e)

Ratios and Supplemental Data

Net assets, end of period (000)                                                $ 20,212               $    3,900

Ratio of expenses to average net assets                                            1.96%                    1.96%  (f)
Ratio of expenses to average net assets
   before waiver & reimbursement                                                   2.19%                    4.75%  (f)
Ratio of net investment income/(loss) to
   average net assets                                                             (1.25)%                   0.85%  (f)
Ratio of net investment income/(loss) to
   average net assets before waiver & reimbursement                               (1.48)%                  (3.65)% (f)

Portfolio turnover rate                                                          146.64%                  226.36%

(a) For the period November 5, 2002 (commencement of operations) through June 30, 2003.
(b) Net investment loss per share is based on average shares outstanding during the year. (c) Redemption fees resulted in less than $0.01 per share.
(d) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e)   Not annualized.
(f)   Annualized.

IMS Funds
Financial Highlights
For a share outstanding throughout the period
                                                                                     IMS Strategic Income Fund

                                                                               Period ended                Period ended
                                                                              June 30, 2004 (a)         August 31, 2003 (b)
                                                                           --------------------      ---------------------

Selected Per Share Data

Net asset value, beginning of period                                           $   11.10                 $   10.00
                                                                           --------------------      ---------------------
Income from investment operations

  Net investment income                                                             0.60     (c)              0.61
  Net realized and unrealized gain/(loss)                                          (0.56)                     1.00
                                                                           --------------------      ---------------------
Total from investment operations                                                    0.04                      1.61
                                                                           --------------------      ---------------------
Less Distributions to shareholders:

  From net investment income                                                       (0.62)                    (0.51)
  From net realized gain                                                           (0.02)                        -
                                                                           --------------------      ---------------------
Total distributions                                                                (0.64)                    (0.51)
                                                                           --------------------      ---------------------

Paid in capital from redemption fees                                                   -     (d)                 -
                                                                           --------------------      ---------------------


Net asset value, end of period                                                 $   10.50                 $   11.10
                                                                           ====================      =====================

Total Return (e) (f)                                                                0.33%                    16.31%

Ratios and Supplemental Data

Net assets, end of period (000)                                                $  51,334                 $  27,580

Ratio of expenses to average net assets (g)                                         1.63%                     1.96%
Ratio of expenses to average net assets
   before waiver & reimbursement (g)                                                1.63%                     2.14%
Ratio of net investment income to
   average net assets (g)                                                           6.52%                     6.77%
Ratio of net investment income to
   average net assets before waiver & reimbursement (g)                             6.52%                     6.58%

Portfolio turnover rate                                                           163.53%                    18.01%

(a) For the period September 1, 2003 to June 30, 2004; the Fund elected to change its year end to June 30.
(b)   For the period November 5, 2002 (commencement of operations) to
      August 31, 2003.
(c) Net investment income per share is based on average shares outstanding during the year.
(d)   Redemption fees resulted in less than $0.01 per share.
(e)   Not annualized.
(f) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(g)   Annualized.

                                 PRIVACY POLICY

     The following is a description of the Funds' policies regarding disclosure of nonpublic personal information that you provide to the Funds or that the Funds collect from other sources. In the event that you hold shares of the Funds through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

         Categories of Information the Funds Collect

         The Funds collect the following nonpublic personal information about you:

         |X| Information the Funds receive from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

         |X| Information about your transactions with the Funds, their affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

         Categories of Information the Funds Disclose

         The Funds do not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Funds are permitted by law to disclose all of the information they collect, as described above, to their service providers (such as the Funds' custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

         Confidentiality and Security

         The Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Funds maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                              FOR MORE INFORMATION

         Several additional sources of information are available to you. The Statement of Additional Information ("SAI"), incorporated into this prospectus by reference, contains detailed information on the Funds' policies and operations. Annual and semi-annual reports contain additional information about the Funds' investments. In each Fund's annual report, you will find management's discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

         Call the Funds at (800) 934-5550 to request free copies of the SAI and the Funds' annual and semi-annual reports, to request other information about the Funds and to make shareholder inquiries.

         You may review and copy information about the Funds (including the SAI and other reports) at the Securities and Exchange Commission ("SEC") Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Funds on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section of the SEC, Washington, D.C. 20549-0109.




Investment Company Act #811-21237

                             IMS CAPITAL VALUE FUND
                          IMS STRATEGIC ALLOCATION FUND
                            IMS STRATEGIC INCOME FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                 August 31, 2004


      This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of the IMS Funds dated August 31, 2004. This SAI incorporates by reference the IMS Capital Value Fund's, The IMS Strategic Allocation Fund's and the IMS Strategic Allocation Fund's Annual Report to Shareholders for the fiscal year ended June 30, 2004 ("Annual Report"). A free copy of the Prospectus or Annual Report can be obtained by writing the Transfer Agent at Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204, or by calling (800) 934-5550.

                                TABLE OF CONTENTS
                                                                            PAGE

DESCRIPTION OF THE TRUST AND FUNDS.............................................2

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS..........3

INVESTMENT LIMITATIONS........................................................10

THE INVESTMENT ADVISOR........................................................12

TRUSTEES AND OFFICERS.........................................................14

PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................17

DETERMINATION OF NET ASSET VALUE..............................................19

STATUS AND TAXATION OF THE FUNDS..............................................20

INVESTMENT PERFORMANCE........................................................22

CUSTODIAN.....................................................................25

FUND SERVICES.................................................................25

ACCOUNTANTS...................................................................26

DISTRIBUTOR...................................................................26

PROXY VOTING POLICIES.........................................................26

FINANCIAL STATEMENTS..........................................................27

DESCRIPTION OF THE TRUST AND FUNDS

      IMS Capital Value Fund (the "Value Fund") was organized as a diversified series of Unified Series Trust (the "Trust") on June 6, 2004. IMS Strategic Allocation Fund (the "Strategic Allocation Fund") and the IMS Strategic Income Fund (the "Strategic Income Fund" and collectively with the Value Fund and the Strategic Allocation Fund, the "Funds") were organized as non-diversified series of the Trust on June 6, 2004. Each of the Value Fund, Allocation Fund and the Income Fund acquired all the assets of the IMS Capital Value Fund, the IMS Strategic Allocation Fund and the IMS Strategic Income Fund, respectively, each a series of AmeriPrime Funds on August 31, 2004 (each a "Predecessor Fund") in a tax-free reorganization. The Predecessor Fund to the Value Fund was organized on July 25, 1996 and commenced operations on August 5, 1996. The Predecessor Fund to each of the Strategic Allocation Fund and the Strategic Income Fund were organized on September 30, 2002 and commenced operations on November 5, 2002. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Each Fund is one of a series of funds currently authorized by the Trustees. The Funds' advisor is IMS Capital Management, Inc. (the "Advisor").

      The Funds do not issue share certificates. All shares are held in non-certificate form registered on the books of the Funds and the Transfer Agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

      Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Funds have equal voting rights and liquidation rights. The Declaration of Trust can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected. Each share of the Funds is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the Fund's shareholders.

         As of August 25, 2004, the following persons are the owners of record of five percent (5%) or more of the Value Fund: National Financial Securities Corp., 200 Liberty St, New York, NY,

10281, 39.87%; National Investor Services, 55 Water St., 32nd Floor, New York, NY, 10041, 9.07%; Atwell & Co., P.O. Box 2044, Peck Slip Station, NY, 10038, 5.97%; Legg Mason Wood Walker, Inc., P.O. Box 1476, Baltimore, MD, 21202, 5.09%. As of August 25, 2004, the following persons are the owners of record of five percent (5%) or more of the Strategic Allocation Fund: National Financial Securities Corp., 200 Liberty St, New York, NY, 10281, 79.53%. As of August 25, 2004, the following persons are the owners of record of five percent (5%) or more of the Strategic Income Fund: National Financial Securities Corp., 200 Liberty St, New York, NY, 10281, 54.05%; Legg Mason Wood Walker, Inc., P.O. Box 1476, Baltimore, MD, 21202, 8.25%; Wells Fargo Bank, N.A., P.O. Box 1533, Minneapolis, MN, 55480, 5.07% .

     As of August 25, 2004, the officers and trustees as a group own less than 1% of each of the Funds.

      For information concerning the purchase and redemption of shares of the Funds, see "How to Buy Shares" and "How to Redeem Shares" in the Funds' Prospectus. For a description of the methods used to determine the share price and value of the Funds' assets, see "Determination of Net Asset Value" in the Funds' Prospectus.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

      This section contains a more detailed discussion of some of the investments the Funds may make and some of the techniques they may use.

         A. Equity Securities. Equity securities include common stock, American Depositary Receipts (ADRs), preferred stock and common stock equivalents (such as convertible preferred stock, rights and warrants). Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Value Fund may invest up to 5% of its net assets at the time of purchase in convertible preferred stock, convertible debentures, rights or warrants. The Value Fund reserves the right to invest in foreign stocks, through the purchase of American Depositary Receipts, provided the companies have substantial operations in the U.S. and do not exceed 5% of the Fund's net assets. The Strategic Allocation Fund may invest up to 10% of its assets in ADRs.

         Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. The Advisor expects that generally the preferred stocks in which a Fund invests will be rated at least BBB by Standard & Poor's Ratings Group ("S&P") or Baa by Moody's Investors Services, Inc. ("Moody's") or, if unrated, of comparable quality in the opinion of the Advisor.

         Warrants are instruments that entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities. Rights are similar to warrants, but normally have shorter durations.

         Equity securities also include SPDRs (S&P Depositary Receipts, known as "Spiders"), DIAMONDS, QQQs and a number of other exchange-traded funds. SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Composite Price Index. SPDRs trade on the American Stock Exchange under the symbol SPY. A MidCap SPDR is similar to a SPDR except that it tracks the performance of the S&P MidCap 400 Index and trades on the American Stock Exchange under the symbol MDY. DIAMONDS represent ownership in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the "Dow") in that its holding consists of the 30 component stocks of the Dow. DIAMONDS trade on the American Stock Exchange under the symbol DIA. QQQs (NASDAQ-100 Index Tracking Stock) represent ownership in the NASDAQ-100 Trust, a unit investment trust that attempts to closely track the price and yield performance of the NASDAQ 100 Index by holding shares of all the companies in the Index. QQQs trade on the American Stock Exchange under the symbol QQQ. Exchange-traded products also include iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50, Fortune 500, streetTRACKS and VIPERs. To the extent a Fund invests in a sector product, the Fund is subject to the risks associated with that sector. Additionally, the Funds may invest in new exchange-traded shares as they become available.

         B. American Depositary Receipts. American Depositary Receipts are dollar-denominated receipts that are generally issued in registered form by domestic banks, and represent the deposit with the bank of a security of a foreign issuer. To the extent that the Fund invests in foreign securities, such investments may be subject to special risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less
government  supervision  of  exchanges,   brokers  and  issuers,  difficulty  in
enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

         C. Covered Call Options. Each Fund may write (sell) covered call options on common stocks in the Fund's portfolio. A covered call option on a security is an agreement to sell a particular portfolio security if the option is exercised at a specified price, or before a set date. The Fund profits from the sale of the option, but gives up the opportunity to profit from any increase in the price of the stock above the option price, and may incur a loss if the stock price falls. Risks associated with writing covered call options include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement. When a Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. The Funds will only engage in exchange-traded options transactions.

         D. Loans of Portfolio Securities. The Funds may make short and long term loans of portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the Advisor in response to requests of broker-dealers or institutional investors which the Advisor deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter that the Board of Trustees determines to be serious. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral.

         E. Purchases of Options. Up to 10% of each Fund's net assets may be invested in purchases of put and call options involving individual securities and market indices. An option involves either (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indices. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. Options are traded on organized exchanges and in the over-the-counter market.

      The purchase of options involves certain risks. The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly.

         F. Repurchase Agreements. The Funds may invest in repurchase agreements fully collateralized by U.S. Government obligations. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of an obligation issued by the U.S. Government or by an agency of the U.S. Government ("U.S. Government Obligations") (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Funds intend to enter into repurchase agreements only with Huntington National Bank (the Funds' custodian), other banks with assets of $1 billion or more and registered securities dealers determined by the Advisor to be creditworthy. The Advisor monitors the creditworthiness of the banks and securities dealers with which the Funds' engage in repurchase transactions.

         G. Fixed Income Securities. Although the Value Fund intends to invest primarily in U.S. common stocks, the Advisor reserves the right, during periods of unusually high interest rates or unusual market conditions, to invest in fixed income securities for preservation of capital, total return and capital gain purposes, if the Advisor believes that such a position would best serve the Fund's investment objective. The Strategic Allocation Fund may invest up to 50% of its assets in fixed income securities, and the Strategic Income Fund will invest primarily in fixed income securities. Fixed income securities include corporate debt securities, U.S. government securities and participation interests in such securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

      Corporate Debt Securities - Each Fund may invest in corporate debt securities. These are bonds, notes, debentures and investment certificates issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper, which consists of short term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Advisor considers corporate debt securities to be of investment-grade quality if they are rated BBB or higher by Standard & Poor's Corporation ("S&P") or Baa or higher by Moody's Investors Services, Inc. ("Moody's"), or if unrated, determined by the Fund's advisor to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. The Funds will not invest in securities rated below investment grade unless the Fund's advisor determines, based on its own credit analysis, that the security provides the opportunity of meeting the Fund's objective without presenting excessive risk.

      Municipal Securities - Each Fund may invest in municipal securities. These are long and short term debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, as well as other qualifying issuers (including the U.S. Virgin Islands, Puerto Rico and Guam), the income from which is exempt from regular federal income tax and exempt from state tax in the state of issuance. Municipal securities are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Municipal securities consist of tax exempt bonds, tax exempt notes and tax exempt commercial paper. Municipal notes, which are generally used to provide short term capital needs and have maturities of one year or less, include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes. Tax exempt commercial paper typically represents short term, unsecured, negotiable promissory notes. Each Fund may invest in other municipal securities such as variable rate demand instruments.

      The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private issuer of the facility, and therefore investments in these bonds have more potential risk that the issuer will not be able to meet scheduled payments of principal and interest.

      The Advisor considers municipal securities to be of investment grade quality if they are rated BBB or higher by S&P, Baa or higher by Moody's, or if unrated, determined by the Advisor to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. The Funds may invest in securities rated below investment grade.

      U.S. Government Securities - Each Fund may invest in U.S. government securities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks and the Federal National Mortgage Association (FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

      Mortgage-Backed Securities - Each Fund may invest in mortgage-backed securities. These securities represent an interest in a pool of mortgages. These securities, including securities issued by FNMA and GNMA, provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities. The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, the Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be sold upon prepayment). In addition, prepayments of such securities held by a Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value. Furthermore, the prices of mortgage-backed securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by the Fund at lower rates of return.

      Collateralized Mortgage Obligations (CMOs) - Each Fund may invest in CMOs. CMOs are securities collateralized by mortgages or mortgage-backed securities. CMOs are issued with a variety of classes or series, which have different maturities and are often retired in sequence. CMOs may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. Non-government securities may offer a higher yield but also may be subject to greater price fluctuation than government securities. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage and mortgage-backed securities. In addition, in the event of a bankruptcy or other default of an entity that issued the CMO held by a Fund, the Fund could experience both delays in liquidating its position and losses.

      Zero Coupon and Pay in Kind Bonds - Corporate debt securities and municipal obligations include so-called "zero coupon" bonds and "pay-in-kind" bonds. Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value. Each Fund will accrue income on such bonds for tax and accounting purposes, in accordance with applicable law. This income will be distributed to shareholders. Because no cash is received at the time such income is accrued, a Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the Funds take into account as income a portion of the difference between a zero coupon bond's purchase price and its face value. Certain types of CMOs pay no interest for a period of time and therefore present risks similar to zero coupon bonds.

      The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. A broker-dealer creates a derivative zero by depositing a Treasury security with a custodian for safekeeping and then selling the coupon payments and principal payment that will be generated by this security separately. Examples are Certificates of Accrual on Treasury Securities
(CATs), Treasury Investment Growth Receipts (TIGRs) and generic Treasury Receipts (TRs). These derivative zero coupon obligations are not considered to be government securities unless they are part of the STRIPS program. Original issue zeros are zero coupon securities issued directly by the U.S. government, a government agency or by a corporation.

      Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of zero coupon bonds and pay-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds that make regular payments of interest. Both of these types of bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds that make regular payment of interest. Even though zero coupon bonds and pay-in-kind bonds do not pay current interest in cash, the applicable Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements. No Fund will invest more than 5% of its net assets in pay-in-kind bonds.

      Financial Service Industry Obligations - Financial service industry obligations include among others, the following:

         (1) Certificates of Deposit. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

         (2) Bankers' Acceptances. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

      Asset-Backed and Receivable-Backed Securities - The Strategic Income Fund may invest in asset-backed securities. These securities are undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) held in a trust. Payments of principal and interest are passed through to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed or receivable-backed security's par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed and receivable-backed securities are ultimately dependent upon payment of consumer loans by individuals, and the certificate holder generally has no recourse against the entity that originated the loans. The underlying loans are subject to prepayments that shorten the securities' weighted average life and may lower their return. As prepayments flow through at par, total returns would be affected by the prepayments: if a security were trading at a premium, its total return would be lowered by prepayments, and if a security were trading at a discount, its total return would be increased by prepayments. The Strategic Income Fund will not invest more than 5% of its net assets in asset-backed or receivable-backed securities.


INVESTMENT LIMITATIONS

      Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Funds and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the applicable Fund. As used in the Prospectus and this SAI, the term "majority" of the outstanding shares of a Fund means the lesser of
(1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

         1. Borrowing Money. Each Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, which will not be considered as borrowings provided they are fully collateralized.

         2. Senior Securities. Each Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund's engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff and (b) as described in the Prospectus and this SAI.

         3. Underwriting. Each Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

         4. Real Estate. Each Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that have a significant portion of their assets in real estate.

         5. Commodities. Each Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

         6. Loans. Each Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

         7. Concentration. Each Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

         8. Diversification. With respect to the Value Fund, the Fund will not invest in the securities of any issuer if, immediately after such investment, less than 75% of the total assets of the Fund will be invested in cash and cash items (including receivables), Government securities, securities of other investment companies or other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

      With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

      Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

      Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Funds and are Non-Fundamental (see "Investment Restrictions
- Fundamental" above).

         1. Pledging. The Funds will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of a Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

         2. Borrowing. A Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The Funds will not invest in reverse repurchase agreements.

         3. Margin Purchases. The Funds will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options and other permitted investments and techniques.

         4. Short Sales. The Funds will not effect short sales.

         5. Options. The Funds will not purchase or sell puts, calls, options or straddles, except as described in the Prospectus and this SAI.

         6. Illiquid Investments. The Funds may not purchase illiquid securities which cannot be sold in the ordinary course of business or due to contractual or legal restrictions on resale.

         7. 80% Investment Policy. Under normal circumstances, at least 80% of the Strategic Income Fund's assets (defined as net assets plus the amount of any borrowing for investment purposes) will be invested in income producing securities including fixed income securities and dividend paying equity securities. The Fund will not change its policy unless the Fund's shareholders are provided with at least 60 days prior written notice. The notice will be provided in a separate written document, containing the following, or similar, statement in bold-face type: "Important Notice Regarding Change in Investment Policy." The statement will also appear on the envelope in which the notice is delivered unless the notice is delivered separate from any other communication to the Fund's shareholders.

THE INVESTMENT ADVISOR

     The Funds' investment advisor is IMS Capital Management, Inc. (the "Advisor"), 8995 S.E. Otty Road, Portland, Oregon 97266. Carl W. Marker may be deemed to be a controlling person of the Advisor due to his ownership of the shares of the corporation.

      Under the terms of the management agreements (the "Agreements"), the Advisor manages each Fund's investments subject to approval of the Board of Trustees. As compensation for its management services, each Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.26% of the average daily net assets of the Fund. The Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse expenses of each Fund, but only to the extent necessary to maintain total operating expenses (excluding brokerage costs, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses) at 1.48% of net assets with respect to the Value Fund, and 1.96% of net assets with respect to the Strategic Allocation Fund and the Strategic Income Fund, through October 31, 2006. In the case of the Strategic Income Fund and the Strategic Allocation Fund, the

Advisor has also agreed to reimburse organizational expenses. Any waiver or reimbursement of organizational or operating expenses of the Strategic
Allocation Fund or the Strategic Income Fund by the Advisor is subject to repayment by the applicable Fund in the first, second and third fiscal years following the fiscal year in which any such reimbursement or waiver occurs, if the Fund is able to make the payment without exceeding the above-described expense limitations.

------------------ --------------------------- ------------------------------------- ---------------------------------
  Advisory Fees     IMS Capital Value Fund          IMS Strategic Allocation Fund               IMS Strategic
      Paid          Fiscal Years Ended June 30        Fiscal Years Ended June 30                 Income Fund
                              30                                                            Periods Ended June 30,
------------------ --------------------------- ------------------------------------- ---------------------------------
2001                       $144,169                           N/A                                 N/A
------------------ --------------------------- ------------------------------------- ---------------------------------
2002                       $170,884                           N/A                                 N/A
------------------ --------------------------- ------------------------------------- ---------------------------------
2003                       $228,957                         $19,195 1                         $120,458 2
------------------ --------------------------- ------------------------------------- ---------------------------------
2004                       $754,922                        $143,707                           $451,167 3
------------------ --------------------------- ------------------------------------- ---------------------------------

1 Based on the Predecessor Fund's prior fiscal period of November 5, 2002 through June 30, 2003.
2 Based on the Predecessor Fund's prior fiscal period of November 5, 2002 through August 31, 2003.
3 Based on the Predecessor Fund's prior fiscal period of September 1, 2003 through June 30, 2004.

         The Agreements were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Trust or interested parties to the Agreements (collectively, the "Independent Trustees" and, each an "Independent Trustee"), at in-person meetings held June 6 and 7, 2004. The Board of Trustees contacted Mr. Carl Marker, President of the Advisor, to discuss the performance of the Funds. After their call, the Trustees discussed the nature and quality of the services provided by the Advisor. The Trustees noted that they are familiar with the Advisor and the quality of its portfolio management services. The Trustees also noted that the Advisor has agreed to cap each Fund's total fund expenses at 1.48% for the Value Fund and 1.96% for each of the Strategic Allocation Fund and the Strategic Income Fund through the fiscal year ending June 30, 2006. The Trustees noted they are comfortable that the Advisor has the capability to meet its financial obligations to the Funds. It was the Board's consensus that each Fund's performance has been satisfactory and that the fee paid by each Fund to the Advisor pursuant to the applicable Agreement was reasonable. The Trustees determined that the overall arrangement provided under the terms of each Agreement was a reasonable business arrangement, and that the approval of each Agreement was in the best interests of the applicable Fund's shareholders.

         As a result of their considerations, the Trustees determined that each proposed Agreement was in the best interests of the applicable Fund and its shareholders.

      The Advisor retains the right to use the name "IMS" in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust's right to use the name "IMS" automatically ceases ninety days after termination of an Agreement and may be withdrawn by the Advisor on ninety days written notice.

      The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Funds may, from time to time, purchase securities issued by banks that provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.

TRUSTEES AND OFFICERS

         The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

         The following table provides information regarding the Independent Trustees.

----------------------------------------------------- ----------------------------------------------------------------
Name, Address*, (Date of Birth), Position with Fund   Principal Occupation During Past 5 Years and Other
Complex,** Term of Position with Trust                Directorships
----------------------------------------------------- ----------------------------------------------------------------
Gary E. Hippenstiel (1947)                            Director, Vice President and Chief Investment Officer of
                                                      Legacy Trust Company, N.A. since 1992. Trustee of AmeriPrime
Trustee, December 2002 to present                     Advisors Trust  since July 2002 and AmeriPrime Funds, since
                                                      1995. Trustee of CCMI Funds since June 2003. Trustee of Access
                                                      Variable Insurance Trust, since April 2003.
----------------------------------------------------- ----------------------------------------------------------------
Stephen A. Little (1946)                              President and founder, The Rose, Inc., a registered investment advisor, since April 1993. Trustee of AmeriPrime Advisors
Trustee, December 2002 to present                     Trust since November 2002 and AmeriPrime Funds since December
                                                      2002. Trustee of CCMI Funds since June 2003.
----------------------------------------------------- ----------------------------------------------------------------
Daniel J. Condon (1950)                               President, 2004 to present, Vice President and General
                                                      Manager, 1990 to 2003, International Crankshaft Inc., an
Trustee, December 2002 to present                     automotive equipment manufacturing company; Trustee, The
                                                      Unified Funds, from 1994 to 2002; Trustee, Firstar Select
                                                      Funds, a REIT mutual fund, from 1997 to 2000. Trustee of
                                                      AmeriPrime Advisors Trust since November 2002 and AmeriPrime
                                                      Funds since December 2002.  Trustee of CCMI Funds since June
                                                      2003.
----------------------------------------------------- ----------------------------------------------------------------

* The address for each of the trustees is 431 N. Pennsylvania, Indianapolis, IN 46204.

** Fund Complex refers to AmeriPrime Advisors Trust, AmeriPrime Funds and Unified Series Trust. The Fund Complex consists of 29 series.

         The Trust's audit committee consists of the Independent Trustees. The audit committee is responsible for overseeing each Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of each Fund's financial statements and the independent audit of the financial statements; and acting as a liaison between the Funds' independent auditors and the full Board of Trustees. The Audit Committee met four times for the year ended December 31, 2003.

         The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, and each officer of the Trust.

--------------------------------------------------- ------------------------------------------------------------------
Name, Address*, (Date of Birth), Position with      Principal Occupation During Past 5 Years
Fund Complex,** Term of Position with Trust         and Other Directorships
--------------------------------------------------- ------------------------------------------------------------------
Timothy L. Ashburn (1950)***                        Employed by Unified Financial Services, Inc., 1989 to present;
                                                    Chairman of Unified Financial Services, Inc. 1989 to 2004, Chief
Trustee and Chairman, October 2002 to present       Executive Officer from 1989 to 1992 and 1994 to April 2002, and
President, December 2002 to July 2004               President from November 1997 to April 2000. Trustee of AmeriPrime
Asst. Secretary, December 2003 to present           Advisors Trust since November 2002 and AmeriPrime Funds since
Secretary, June 2003 to December 2003               December 2002. Trustee of CCMI Funds since June 2003.

--------------------------------------------------- ------------------------------------------------------------------

--------------------------------------------------- ------------------------------------------------------------------
Name, Address*, (Date of Birth), Position with      Principal Occupation During Past 5 Years
Fund Complex,** Term of Position with Trust         and Other Directorships
--------------------------------------------------- ------------------------------------------------------------------
Ronald C. Tritschler (1952)****                     Chief Executive Officer, Director and legal counsel of The Webb
                                                    Companies, a national real estate company, from 2001 to present;
Trustee, December 2002 to present                   Executive Vice President and Director of The Webb Companies from
                                                    1990 to 2000; Director, First State Financial, from 1998 to present; Director, Vice President and legal counsel for The
                                                    Traxx Companies, an owner and operator of convenience stores, from 1989 to present. Trustee of AmeriPrime Advisors Trust since
                                                    November 2002 and AmeriPrime Funds since December 2002.  Trustee of CCMI Funds since June 2003.
--------------------------------------------------- ------------------------------------------------------------------
Anthony J. Ghoston (1959)                           Executive Vice President of Unified Fund Services, Inc. since
                                                    June 2004; Senior Vice President of Unified Fund Services, Inc.
President, July 2004 to present                     April 2003 to June 2004; Senior Vice President and Chief
                                                    Information Officer of Unified Financial Services since 1997.
--------------------------------------------------- ------------------------------------------------------------------
Thomas G. Napurano (1941)                           Chief Financial Officer and Executive Vice President of Unified
                                                    Financial Services, Inc., the parent company of the Trust's
Chief Financial Officer and Treasurer, December     administrator and Distributor; Director, Unified Financial
2002 to present                                     Services, Inc., from 1989 to March 2002.  CFO of  AmeriPrime
                                                    Advisors Trust since October 2002 and AmeriPrime Funds since
                                                    October 2002. CFO of CCMI Funds since June 2003.
--------------------------------------------------- ------------------------------------------------------------------
Carol Highsmith (1964)                              Vice President, Unified Fund Services, Inc., 2003 to present;
                                                    Employed by Unified Fund Services, Inc. (November 1994 to
Secretary, December 2003 to present                 present). Secretary of AmeriPrime Advisors Trust, AmeriPrime
Asst. Secretary, October 2002 to December 2003      Funds, and CCMI Funds  since December 2003.
--------------------------------------------------- ------------------------------------------------------------------

* The address for each of the trustees and officers is 431 N. Pennsylvania, Indianapolis, IN 46204.

** Fund Complex refers to AmeriPrime Advisors Trust, AmeriPrime Funds and Unified Series Trust. The Fund Complex consists of 29 series.

*** Mr. Ashburn is an "interested person" of the Trust because he is an officer of the Trust. In addition, he may be deemed to be an "interested person" of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent of the Distributor of certain series in the Fund Complex.

 **** Mr. Tritschler may be deemed to be an "interested person" of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent of the Distributor of certain series in the Fund Complex.

         The following table provides information regarding shares of the Funds and the Fund Complex owned by each Trustee as of December 31, 2003.

-------------------------------------- ----------------------------------- -----------------------------------------
                                                                           Aggregate Dollar Range of Shares of All
                                                                                Funds Within the Fund Complex(1)
               Trustee                    Dollar Range of Fund Shares
-------------------------------------- ----------------------------------- -----------------------------------------
Gary E. Hippenstiel                                   None                                   None
-------------------------------------- ----------------------------------- -----------------------------------------
Timothy L. Ashburn                                    None                                   None
-------------------------------------- ----------------------------------- -----------------------------------------
Ronald Tritschler                                     None                                   None
-------------------------------------- ----------------------------------- -----------------------------------------
Stephen Little                                        None                                   None
-------------------------------------- ----------------------------------- -----------------------------------------
Daniel Condon                                         None                                   None
-------------------------------------- ----------------------------------- -----------------------------------------

     1 The term "Fund Complex" refers to AmeriPrime Funds, AmeriPrime Advisors Trust and Unified Series Trust.

         An estimate of the compensation to be paid to the Trustees of the Trust for the Funds' fiscal year ending June 30, 2005 is set forth in the following table. Trustee fees are Fund Complex expenses and each series, including each Fund, incurs its pro rata share of expenses based on the number of series in the Fund Complex.

====================================== ================== ======================== ================== ================
                                           Aggregate       Pension or Retirement   Estimated Annual        Total
                                         Compensation       Benefits Accrued As      Benefits Upon     Compensation
        Independent Trustees            from Each Fund     Part of Fund Expenses      Retirement      from Trust and
                                                                                                       Fund Complex1
-------------------------------------- ------------------ ------------------------ ------------------ ----------------
Gary E. Hippenstiel, Trustee                 $833                   $0                    $0              $20,000
-------------------------------------- ------------------ ------------------------ ------------------ ----------------
Stephen A. Little, Trustee                   $542                   $0                    $0              $13,000
-------------------------------------- ------------------ ------------------------ ------------------ ----------------
Daniel Condon, Trustee                       $542                   $0                    $0              $13,000
====================================== ================== ======================== ================== ================
                                           Aggregate       Pension or Retirement   Estimated Annual        Total
Non-Independent Trustees and Officers    Compensation       Benefits Accrued As      Benefits Upon     Compensation
                                        from Each Fund     Part of Fund Expenses      Retirement      from Trust and
                                                                                                       Fund Complex1
-------------------------------------- ------------------ ------------------------ ------------------ ----------------
Timothy L. Ashburn, Trustee                   $0                    $0                    $0                $0

-------------------------------------- ------------------ ------------------------ ------------------ ----------------
Ronald C. Tritschler, Trustee                $458                   $0                    $0              $10,920
-------------------------------------- ------------------ ------------------------ ------------------ ----------------
Anthony J. Ghoston, President                 $0                    $0                    $0                $0
-------------------------------------- ------------------ ------------------------ ------------------ ----------------
Thomas G. Napurano, CFO and Treasurer         $0                    $0                    $0                $0
-------------------------------------- ------------------ ------------------------ ------------------ ----------------
Carol J. Highsmith, Secretary                 $0                    $0                    $0                $0
====================================== ================== ======================== ================== ================

1 The term "Fund Complex" refers to AmeriPrime Funds, AmeriPrime Advisors Trust, and Unified Series Trust.

PORTFOLIO TRANSACTIONS AND BROKERAGE

      Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for each Fund's portfolio decisions and the placing of each Fund's portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Advisor may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.

      The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

      Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Funds effect securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Funds. Although research services and other information are useful to the Funds and the Advisor, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Funds under the Agreements. Due to research services provided by brokers, the Predecessor Fund to the Value Fund directed to brokers $22,874,189 and $61,988,758 of brokerage transactions (on which commissions were $43,514 and $58,604, respectively) during the fiscal years ended June 30, 2003 and June 30, 2004. The Predecessor Fund to the Strategic Allocation Fund paid $10,206,381, and $18,551,191 of brokerage transactions (on which commissions were $7,865 and $8,698, respectively) during the fiscal years ended June 30, 2003 and June 30, 2004. The Predecessor Fund to the Strategic Income Fund directed to brokers $15,671,642 and $72,523,788 of brokerage transactions (on which commissions were $25,120 and $82,575, respectively) during the fiscal year ended August 31, 2003 and the period ended June 30, 2004.

      Over-the-counter transactions may be placed with broker-dealers if the Advisor is able to obtain best execution (including commissions and price). Over-the-counter transactions may also be placed directly with principal market makers. Fixed income securities may be purchased through broker-dealers, provided best execution is available. Fixed income securities may be purchased directly from the issuer, an underwriter or a market maker. Purchases may include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

      To the extent that the Trust and another of the Advisor's clients seek to acquire the same security at about the same time, the Trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Trust. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection.

-------------------------------- ---------------------------- ---------------------------- ----------------------------
Brokerage Commissions Paid by      IMS Capital Value Fund      IMS Strategic Allocation     IMS Strategic Income Fund
the Predecessor Funds              (Fiscal Year End 6/30)                Fund                (Fiscal Year End 6/30)
                                                                (Fiscal Year End 6/30)
-------------------------------- ---------------------------- ---------------------------- ----------------------------
2001                                       $59,407                        N/A                          N/A
-------------------------------- ---------------------------- ---------------------------- ----------------------------
2002                                       $39,471                        N/A                          N/A
-------------------------------- ---------------------------- ---------------------------- ----------------------------
2003                                       $49,183                       $8,028 1                   $19,113 2
-------------------------------- ---------------------------- ---------------------------- ----------------------------
2004                                      $119,661                      $20,598                    $121,517 3
-------------------------------- ---------------------------- ---------------------------- ----------------------------

1 Based on the Predecessor Fund's prior fiscal period of November 5, 2002 through June 30, 2003.
2 Based on the Predecessor Fund's prior fiscal period of November 5, 2002 through August 31, 2003.
3 Based on the Predecessor Fund's prior fiscal period of September 1, 2003 through June 30, 2004.

      The Trust, the Advisor, and the Funds' underwriter have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the 1940 Act. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Securities and Exchange Commission.

DETERMINATION OF NET ASSET VALUE

      The price (net asset value) of the shares of each Fund is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business (the Exchange is closed on weekends, most federal holidays, and Good Friday). For a description of the methods used to determine the net asset value (share price), see "Determination of Net Asset Value" in the Prospectus.

      Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange-traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price or bid. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

         Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

         An example of how each Fund calculated its net asset value per share as of the last date of its last fiscal year is as follows:

Value Fund:

                       Net Assets           =  Net Asset Value Per Share
                  ------------------------
                      Shares Outstanding

                  $     88,475,412          =  $   17.95
                  ------------------------
                        4,928,012

Strategic Allocation Fund:

                       Net Assets           =  Net Asset Value Per Share
                  ------------------------
                      Shares Outstanding

                  $       20,212,456        =  $   12.30
                  ------------------------
                           1,642,743

Strategic Income Fund:

                       Net Assets           =  Net Asset Value Per Share
                  ------------------------
                      Shares Outstanding

                  $       51,334,394        =  $   10.50
                  ------------------------
                           4,890,444

STATUS AND TAXATION OF THE FUNDS

         Each Fund was organized as a series of a business trust, but intends to continue to qualify for treatment as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code") in each taxable year. There can be no assurance that it actually will so qualify. If a Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

         If a Fund does qualify as a RIC but (in a particular tax year) distributes less than ninety-eight percent (98%) of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is four percent (4%) of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If a Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

         To continue to qualify for treatment as a RIC under Subchapter M of the Code, each Fund must, among other requirements:

   o Derive at least ninety percent (90%) of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC's business of investing in stock securities, or foreign currencies) (the "Income Requirement");

   o Diversify its investments in securities within certain statutory limits; and

   o Distribute annually to its shareholders at least ninety percent (90%) of its investment company taxable income (generally, taxable net investment income less net capital gain) (the "Distribution Requirement").

         Each Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Net capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted net capital loss remaining is lost as a deduction.

         Each Fund may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because each Fund annually must distribute (a) ninety-eight percent (98%) of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) ninety percent (90%) of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from each Fund's cash assets, if any, or from the sales of portfolio securities, if necessary. A Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund's investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

         Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine for federal income tax purposes, the character and time for recognition of gains and losses a Fund realizes in connection with the hedge. Each Fund's income from options, futures, and forward contracts, in each case derived with respect to its business of investing in stock, securities, or foreign currencies, should qualify as allowable income for the Fund under the Income Requirement.

         Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Coverdell Education Savings Accounts.

         The portion of the dividends each Fund pays that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax.

          If you are a non-retirement plan holder, a Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, each Fund's distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

         If shares of a Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

         The foregoing is only a summary of some of the important federal income tax considerations affecting a Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.


INVESTMENT PERFORMANCE

        The Funds may periodically advertise "average annual total return," "average annual total return after taxes on distributions," and "average annual total return after taxes on distributions and redemption." "Average annual total return," as defined by the Securities and Exchange Commission ("SEC"), is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  P(1+T)n=ERV

         Where:   P        =       a hypothetical $1,000 initial investment
                  T        =       average annual total return
                  n        =       number of years
                  ERV      =       ending redeemable value at the end of the
                                   applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

         The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.

         "Average annual total return after taxes on distributions," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

                  P(1+T)n=ATVD

         Where:   P        =       a hypothetical $1,000 initial investment
                  T        =       average annual total return (after taxes on
                                   distributions)
                  n        =       number of years
                  ATVD             ending value at the end of the applicable
                                   period of the hypothetical $1,000 investment made at the beginning of the applicable period, after taxes on fund distributions but not after taxes on redemption.

         The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.

         "Average annual total return after taxes on distributions and redemption," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

                  P(1+T)n=ATVDR

         Where:   P        =       a hypothetical $1,000 initial investment
                  T        =       average annual total return (after taxes on
                                   distributions and redemption)
                  n        =       number of years
                  ATVDR            ending value at the end of the applicable
                                   period of the hypothetical $1,000 investment made at the beginning of the applicable period, after taxes on fund distributions and redemption.

         The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.

         The following table provides information regarding the performance of the Predecessor Fund to each of the Value Fund, Strategic Allocation Fund and Strategic Income Fund for the periods ended June 30, 2004.

--------------------------------------------------------------------------------------------------------------------
                                              IMS CAPITAL VALUE FUND
--------------------------------------------------------------------------------------------------------------------
                                                                         1 Year               Since Inception1
                                                                         ------               ---------------
--------------------------------------------------------------- ------------------------- --------------------------
Average Annual Total Return                                              31.46%                    13.23%
--------------------------------------------------------------- ------------------------- --------------------------
Average Annual Total Return After Taxes on Distributions
                                                                         30.41%                    11.85%
--------------------------------------------------------------- ------------------------- --------------------------
Average Annual Total Return After Taxes on Distributions and
Redemptions                                                              19.47%                    10.64%
--------------------------------------------------------------- ------------------------- --------------------------

--------------------------------------------------------------------------------------------------------------------
                                           IMS STRATEGIC ALLOCATION FUND
--------------------------------------------------------------------------------------------------------------------
                                                                         1 Year               Since Inception2
                                                                         ------               ---------------
--------------------------------------------------------------- ------------------------- --------------------------
Average Annual Total Return                                              17.60%                    13.93%
--------------------------------------------------------------- ------------------------- --------------------------
Average Annual Total Return After Taxes on Distributions                 17.16%                    13.70%
--------------------------------------------------------------- ------------------------- --------------------------
Average Annual Total Return After Taxes on Distributions and
Redemptions                                                              10.71%                    11.12%
--------------------------------------------------------------- ------------------------- --------------------------

--------------------------------------------------------------------------------------------------------------------
                                             IMS STRATEGIC INCOME FUND
--------------------------------------------------------------------------------------------------------------------
                                                                         1 Year               Since Inception3
                                                                         ------               ---------------
--------------------------------------------------------------- ------------------------- --------------------------
Average Annual Total Return                                              -1.18%                     9.74%
--------------------------------------------------------------- ------------------------- --------------------------
Average Annual Total Return After Taxes on Distributions                 7.06%                     -3.86%
--------------------------------------------------------------- ------------------------- --------------------------
Average Annual Total Return After Taxes on Distributions and
Redemptions                                                              6.51%                     -0.72%
--------------------------------------------------------------- ------------------------- --------------------------

1 Inception of the Predecessor Fund, August 5, 1996.
2 Inception of the Predecessor Fund, November 5, 2002.
3 Inception of the Predecessor Fund, November 5, 2002.

         The Funds may also advertise performance information (a "non-standardized quotation"), which is calculated differently from average annual total return. A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for average annual total return. In addition, a non-standardized quotation may be an indication of the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. A non-standardized quotation of total return will always be accompanied by the Fund's average annual total return (before taxes).

         Each Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with a Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

         From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of each Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Funds or considered to be representative of the stock market in general. The Funds may use the S&P 500 Index, the Russell Mid-Cap Value Index or the Merrill Lynch U.S. Corporate Master Index.

      In addition, the performance of the Funds may be compared to other groups of mutual funds tracked by any widely used independent research firm that ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Funds. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

CUSTODIAN

      Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is custodian of each Fund's investments. The custodian acts as the Funds' depository, safekeeps each Fund's portfolio securities, collects all income and other payments with respect thereto, disburses funds at each Fund's request and maintains records in connection with its duties.

FUND SERVICES

      Unified Fund Services, Inc., 431 N. Pennsylvania St., Indianapolis, IN 46204 ("Unified"), acts as the Funds' transfer agent. A Trustee and the officers of the Trust are members of management and/or employees of Unified and/or its parent company. Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. For its services as transfer agent, Unified receives a monthly fee from each Fund of $1.25 per shareholder (subject to a minimum monthly fee of $1,250 per Fund) for these transfer agency services. For the fiscal years ended June 30, 2004, 2003 and 2002, Unified received $34,014, $22,673 and $34,559 from the Predecessor Fund to the Value Fund for these transfer agent services. For the period November 5, 2002 (inception of the Predecessor Fund) through June 30, 2003, Unified earned $10,168 from the
Predecessor Fund to the Strategic Allocation Fund. For the fiscal year ended June 30, 2004, Unified earned $20,094 from the Predecessor Fund to the Strategic Allocation Fund. For the period November 5, 2002 (inception of the Predecessor
Fund) through August 31, 2003, Unified earned $11,522 from the Predecessor Fund to the Strategic Income Fund. For the period September 1, 2003 to June 30, 2004, Unified earned $19,135 from the Predecessor Fund to the Strategic Income Fund.

      In addition, Unified provides the Funds with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from the Funds equal to 0.05% of each Fund's assets up to $50 million, 0.04% of each Fund's assets from $50 million to $100 million, 0.03% of each Fund's assets from $100 million to $150 million and 0.02% over $150 million (subject to various monthly minimum fees, the maximum being $1,666 per month). For the fiscal years ended June 30, 2004, 2003 and 2002, Unified received $25,748, $21,699, and $19,200 from the Predecessor Fund to the Value Fund for these fund accounting services. For the fiscal year ended June 30, 2004, and the period November 5, 2002 (inception of the Predecessor Fund) through June 30, 2003, Unified earned $16,573 and $6,327, respectively, from the Predecessor Fund to the Strategic Allocation Fund. For the period September 1, 2003 to June 30, 2004, and the period November 5, 2002 (inception of the Predecessor Fund) through August 31, 2003, Unified earned $17,108 and $13,800, respectively from the Predecessor Fund to the Strategic Income Fund.

      Unified also provides the Funds with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Funds equal to an annual rate of 0.10% of each Fund's assets under $50 million, 0.075% of each Fund's assets from $50 million to $100 million, 0.05% of each Fund's assets from $100 million to $150 million and 0.03% over $150 million (subject to a minimum fee of $2,500 per month). For the fiscal years ended June 30, 2004, 2003 and 2002, Unified received $56,333, $24,657 and $27,133, respectively, from the Predecessor Fund to the Value Fund for these administrative services (prior to October 12, 2000, these fees were paid to AmeriPrime Financial Services, Inc. which merged with Unified on that date). For the fiscal year ended June 30, 2004, and the period November 5, 2002 (inception of the Predecessor Fund) through June 30, 2003, Unified earned $30,000 and $5,856, respectively, from the Predecessor Fund to the Strategic Allocation Fund. For the period September 1, 2003 to June 30, 2004, and the period November 5, 2002 (inception of the Predecessor Fund) through August 31, 2003, Unified earned $31,955 and $11,250, respectively, from the Predecessor Fund to the Strategic Income Fund.

ACCOUNTANTS


     The firm of Cohen McCurdy, Ltd., 826 Westpoint Pkwy., Suite 1250, Westlake, Ohio 44145, has been selected as independent public accountants for the Funds for the fiscal year ending June 30, 2005. Cohen McCurdy, Ltd. performs an annual audit of each Fund's financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

         Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the "Distributor"), is the exclusive agent for distribution of shares of the Funds. A Trustee and certain officers of the Trust are officers and/or employees of Unified Financial Services, Inc. (the parent of the Distributor), and may be deemed to be affiliates of, the Distributor. The Distributor is obligated to sell the shares of each Fund on a best efforts basis only against purchase orders for the shares. Shares of each Fund are offered to the public on a continuous basis. The Distributor and Unified are controlled by Unified Financial Services, Inc.

PROXY VOTING POLICIES

         The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Funds to the Funds' Advisor. The Advisor will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Advisor may be asked to cast a proxy vote that presents a conflict between the interests of a Fund's shareholders, and those of the Advisor or an affiliated person of the Advisor. In such a case, the Trust's policy requires that the Advisor abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the applicable Fund's vote will be cast.

         The Advisor's policies and procedures state that the Advisor generally relies on the individual portfolio manager(s) to make the final decision on how to cast proxy votes. When exercising its voting responsibilities, the Advisor's policies call for an emphasis on (i) accountability of management of the company to its board, and of the board to the company's shareholders, (ii) alignment of management and shareholder interests and (iii) transparency through timely disclosure of important information about a company's operations and financial performance. While no set of proxy voting guidelines can anticipate all situations that may arise, the Advisor has adopted guidelines describing the Advisor's general philosophy when proposals involve certain matters. The following is a summary of those guidelines:

   o electing a board of directors - a board should be composed primarily of independent directors, and key board committees should be entirely independent. The Advisor generally supports efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time;

   o approving independent auditors - the relationship between a company and its auditors should be limited primarily to the audit engagement;

   o providing equity-based compensation plans - appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, the Advisor is opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features;

   o corporate voting structure - shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company's by-laws by a simple majority vote. The Advisor opposes super-majority requirements and generally supports the ability of shareholders to cumulate their votes for the election of directors; and

   o shareholder rights plans - shareholder rights plans, also known as poison pills, may tend to entrench current management, which the Advisor generally considers to have a negative impact on shareholder value.

FINANCIAL STATEMENTS

      The financial statements of each Predecessor Fund and the independent auditors' report required to be included in the Statement of Additional Information are incorporated herein by reference to the Value Fund's, the Strategic Allocation Fund's, and the Income Fund's Annual Report to Shareholders for the period ended June 30, 2004. The Trust will provide each Fund's Annual Report without charge by calling the Fund at (800)-934-5550.